UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: March 26, 2001

                           Gateway Distributors, Ltd.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

             000-27879                             65-0683539
             ---------                             ----------
     (Commission File Number)          (IRS Employer Identification Number)


                             Rick Bailey, President
                            500 East Cheyenne Avenue
                          North Las Vegas, Nevada 89030
                    (Address of principal executive offices)

                                 (702) 399-4328
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

                      GATEWAY DISTRIBUTORS, LTD.
                      CONSOLIDATED BALANCE SHEET
                           DECEMBER 31, 2000

                                             PROFORMA      ADJUSTED                                   MINORITY       PROFORMA
                                    GATEWAY ADJUSTMENTS    GATEWAY       TRSG, INC    ELIMINATION     INTEREST     CONSOLIDATED

                             ============ ============== ===========   ============ =============== =============  =============
ASSETS
Current Assets                                  {1}                         {2}            {2}              {3}

Cash                          $     2,625   $    (2,625)   $       0    $     2,625   $           0    $        0  $       2,625
Accounts receivable                51,233       (51,233)           0         51,233               0             0         51,233
Inventories                       205,711      (205,711)           0        205,711               0             0        205,711
Prepaid expenses and other        127,675      (127,675)           0        127,675               0             0        127,675
                             ------------   ------------  ----------   ------------  --------------   -----------  -------------
  Total current assets            387,244      (387,244)           0        387,244               0             0        387,244

Property & equipment              427,830      (427,830)           0        427,830               0             0        427,830
Less: accumulated
amortization                    (269,861)        269,861           0      (269,861)               0             0      (269,861)
                             ------------   ------------  ----------   ------------  --------------   -----------  -------------
                                  157,969      (157,969)           0        157,969               0                      157,969
Other Assets
Investment in TRSG, Inc.                0      1,508,410   1,508,410              0      (1,508,410)            0              0
Goodwill, net of accumulated
amortization of $74,244           927,787      (927,787)           0        927,787               0             0        927,787
Other assets                       35,410       (35,410)           0         35,410               0             0         35,410
                             ------------   ------------  ----------   ------------  --------------   -----------  -------------
                                  963,197        545,213   1,508,410        963,197      (1,508,410)            0        963,197
                                                                   0              0
Total Assets                  $ 1,508,410   $          0  $1,508,410    $ 1,508,410    $ (1,508,410)   $        0  $   1,508,410
                             ============   ============  ==========   ============ ===============   ===========  =============

LIABILITIES & STOCKHOLDERS' DEFICIT

Current Liabilities
Current portion of long
-term debt                    $ 1,466,556   $          0  $1,466,556    $         0   $           0    $        0  $   1,466,556
Accounts payable                1,637,029                  1,637,029         10,290               0             0      1,647,319
Judgement payable                       0                          0         50,000               0             0         50,000
Deferred revenue                  293,084              0     293,084              0               0             0        293,084
Accrued expenses:
   Commissions                    676,642              0     676,642              0               0             0        676,642
   Payroll                        244,267              0     244,267              0               0             0        244,267
   Interest                       457,800              0     457,800              0               0             0        457,800
   Payroll taxes                  419,850              0     419,850              0               0             0        419,850
   Other                          172,172              0     172,172              0               0             0        172,172
                             ------------   ------------  ----------   ------------  --------------   -----------  -------------
     Total current liabilities  5,367,400              0   5,367,400         60,290               0             0      5,427,690

Long-term debt                    437,660              0     437,660              0               0             0        437,660



Minority Interest                       0              0           0              0               0       163,799        163,799

Stockholders' Equity (Deficit) Preferred stock - $.001 par value 1,000,000 shares authorized; no shares issued
and outstanding                         0              0            0             0               0             0              0
Common stock - $.001 par
value, 20,000,000 shares
authorized; Issued and
outstanding 13,636,044             13,636              0        13,636       15,818         (13,449)       (2,369)        13,636

Additional paid in capital      1,823,338              0     1,823,338    1,695,936      (1,494,961)     (200,975)     1,823,338

Accumulated deficit           (6,133,624)              0    (6,133,624)    (263,634)              0        39,545     (6,357,713)
                              ------------   ------------  ------------ ------------  --------------   -----------  ------------
Total Stockholders' Deficit   (4,296,650)              0    (4,296,650)   1,448,120      (1,508,410)     (163,799)    (4,520,739)
                              ------------   ------------  ------------ ------------  --------------   -----------  ------------
Total Liabilities and
Stockholders' Deficit         $ 1,508,410   $          0    $1,508,410  $ 1,508,410    $ (1,508,410)    $       0  $   1,508,410
                             ============    ============  ============ ============  ==============   ===========  ============

{3} Minority interest represents 15% of TRSG, Inc. that is not owned by Gateway Distributors, LTD.

                           GATEWAY DISTRIBUTORS, LTD.
                        CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                             GATEWAY                           PROFORMA                        PROFORMA
                                                                             ADJUSTMENTS                     CONSOLIDATED
                                         =================        ========================         =======================

     NET SALES                               $   4,337,157        $                      0         $             4,337,157
     COST OF SALES                               1,038,642                               0                       1,038,642
                                        ==================        ========================         =======================
     GROSS PROFIT                                3,298,515                               0                       3,298,515
     SELLING, GENERAL AND
        ADMINISTRATIVE EXPENSES                  5,232,559                               0                       5,232,559
                                        ==================        ========================         =======================
     LOSS FROM OPERATIONS                      (1,934,044)                               0                     (1,934,044)

     OTHER INCOME (EXPENSE)
     INTEREST EXPENSE                            (284,303)                               0                       (284,303)
     OTHER INCOME                                   67,582                               0                          67,582
     LOSS ON DISPOSAL OF FIXED ASSETS              (6,354)                               0                         (6,354)
                                        ==================                                         =======================
                                                 (223,075)                               0                       (223,075)
                                        ==================        ========================         =======================

     NET LOSS                                $ (2,157,119)                               0         $           (2,157,119)
                                        ==================        ========================         =======================

     BASIC & DILUTED LOSS PER SHARE          $      (0.22)                                         $                (0.22)
                                        ==================        ========================         =======================

     WEIGHTED AVERAGE SHARES
        OUTSTANDING                              9,700,057                               0                       9,700,057
                                        ==================        ========================         =======================

     No adjustments are necessary to consolidate earnings as the transaction was consummated at the end of the year and will be accounted for under the purchase method of accounting. Reference to the 8-K filed by TRSG, Inc. in relation to this acquisition for its statement of income for the year ended December 31, 2000.

     ITEM 7:          FINANCIAL STATEMENTS AND EXHIBITS

              Pro Forma Financial Information

     On January 10, 2001 Gateway Distributors, LTD. ("Gateway") exchanged substantially all of its assets for 85% of the outstanding common stock of TRSG, Inc. ("TRSG"). The following pro forma financial statements reflect the adjustments resulting from this transaction and consolidate the two entities. The December 31, 2000 audited financial statements and the quarterly filings for 2000 of Gateway and TRSG should be read in conjunction with this consolidated financial statement.

     This pro forma information assumes that the acquisition occurred as of December 31, 2000, although the actual acquisition occurred on January 10, 2001. As such, the pro forma financial statements are not necessarily indicative of the operating results achieved by either company at such time.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                                INDEX TO EXHIBITS

     Exhibit. Page
     No.      No.     Description

     10(i)    *       Acquisition Agreement dated October 12, 2000.


     * Incorporated by reference from Form 8-K filed October 23, 2000

                                                       Signatures

     Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: March 26, 2001

               Gateway Distributors, Ltd.
               A Nevada Corporation


               By:     /s/ Rick Bailey
                  --------------------------------------------
               Name:    Rick Bailey
               Title:   President